                                                                   Exhibit 10.11
                                                                   -------------

                      WAIVER AND AMENDMENT AGREEMENT NO. 2

          WAIVER AND AMENDMENT AGREEMENT NO. 2 (this "Agreement") dated as of
                                                      ---------
September 25, 1998 to the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as the same has been or may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit
                                                                  ------
Agreement"), among Matthews Studio Equipment Group, a California corporation
---------
("Parent"), Matthews Studio Equipment, Inc., a California corporation ("MSEI"),
--------                                                                ----
Hollywood Rental Co., Inc., a California corporation ("HRCI"), Matthews Studio
                                                       ----
Electronics, Inc., a California corporation ("MSE"), Matthews Acceptance
                                              ---
Corporation, a California corporation ("MAC"), Duke City Video, Inc., a New
                                        ---
Mexico corporation ("Duke"), HDI Holdings, Inc., a Kentucky corporation ("HDI"),
                     ----                                                 ---
Four Star Lighting, Inc., a New York corporation ("Four Star", and collectively
                                                   ---------
with Parent, MSEI, HRCI, MSE, MAC, Duke and HDI, each a "Borrower" and
                                                         --------
collectively, the "Borrowers"), the Guarantors named therein, the lenders named
                   ---------
therein (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, as agent
                            -------
for the Lenders (in such capacity, the "Agent").  Capitalized terms used herein
                                        -----
and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, the Borrowers have requested that the Lenders consent to the formation of a wholly-owned subsidiary of Parent named Matthews Studio Sales, Inc., a California corporation ("MSSI"); and
                                 ----

          WHEREAS, the Borrowers have requested that the Lenders consent to the formation of a wholly-owned subsidiary of Parent named Hollywood Rental Company, LLC, a Delaware limited liability company ("HRCL"); and
                                            ----

          WHEREAS, the Borrowers have requested that the Lenders consent to the spinning-off of certain assets of MSEI, namely the Olesen Business and the ESS Business (each as herein defined), into MSSI; and

          WHEREAS, the Borrowers have requested that the Lenders consent to the sale of MSEI (after giving effect to the spin-off of certain assets described in the immediately preceding whereas clause) through an exchange of the stock of MSEI for the stock of Parent pursuant to the Stock Exchange Agreement, made and entered into as of September 28, 1998 (the "Stock Exchange Agreement") by and
                                            ------------------------
among MSEI, Edward Phillips III, an individual, Phillips Associates, LLC, a Delaware limited liability company and Parent; and

          WHEREAS, the Borrowers have requested that the Lenders consent to the merger (the "HRC Merger") of HRCI with and into HRCL; and
             ----------

          WHEREAS, the Borrowers and the Lenders have agreed that MSSI shall become a Borrower and Guarantor under the Credit Agreement and become a party to the Loan Documents; and

          WHEREAS, Parent purchased certain assets (the "Disney Assets") from
                                                         -------------
Disney Production Services, Inc. ("Disney") pursuant to that certain Asset
                                   ------
Purchase Agreement, dated March 26, 1998 between Parent and Disney.

          WHEREAS, the Lenders have agreed to waive certain conditions of the Credit Agreement in connection with the transactions described above and in connection with other events; and

          WHEREAS, the Lenders and the Borrowers have agreed to amend the Credit Agreement and the other Loan Documents as described herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1.     WAIVERS TO CREDIT AGREEMENT

          1.1 The Lenders hereby waive Section 7.06 of the Credit Agreement as it relates to the formation of each of MSSI and HRCL and the purchase of the Disney Assets.

          1.2 The Lenders hereby waive Section 7.05 of the Credit Agreement as it relates to the HRC Merger.

          1.3 The Lenders hereby waive Section 7.05 of the Credit Agreement as it relates to the spinning-off of the assets principally used in the operation of the businesses conducted under the trade names (i) "Olesen" (the "Olesen
                                                                     ------
Business") and (ii) "ESS", "ESS International", "ESS/Miami" and "Media Lighting"
--------
(the businesses listed in this clause (ii) collectively, the "ESS Business").
                                                              ------------

          1.4 The Lenders hereby waive Sections 7.04, 7.05, 7.06, 7.14 and subsection (m) of Article VIII of the Credit Agreement as they relate to the sale of MSEI and the exchange of the stock of MSEI for the stock of Parent pursuant to the Stock Exchange Agreement. All payments and proceeds received by the Agent in connection with such sale and exchange shall be applied to the outstanding Revolving Credit Loans and there shall be no reduction of the Total Revolving Credit

Commitment as a result of such application; provided, however, that M&E
                                            --------  -------
Availability and Rental Equipment Availability will each be reduced accordingly.

          1.5  Intentionally omitted.

          1.6  Except for the specific waivers set forth in Sections 1.1, 1.2,
1.3 and 1.4 above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

     SECTION 2.     AMENDMENTS TO CREDIT AGREEMENT

          2.1 By executing and delivering this Agreement, MSSI hereby becomes a Borrower and Guarantor under the Credit Agreement and agrees to be bound by, and to comply with the terms and provisions of the Credit Agreement in the same manner as if it were an original signatory thereto as a Borrower and Guarantor.

          2.2 Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.07.  Capital Expenditures.  Permit the aggregate amount
                              --------------------
          of payments made for Capital Expenditures, including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in each of the periods indicated below to exceed the following amounts for the Parent and its Consolidated subsidiaries:


                        Period                       Maximum Amount
                        ------                       --------------
          Fiscal Year ending September 30, 1998         $11,100,000

          Fiscal Year ending September 30, 1999         $ 6,250,000

          Fiscal Year ending September 30, 2000         $11,500,000

          Fiscal Year ending September 30, 2001         $11,500,000

          Fiscal Year ending September 30, 2002         $11,500,000

          provided, however, the maximum amount permitted in any Fiscal Year
          --------  -------
          (other than the Fiscal Years ending September 30, 1998 and September 30, 1999) shall be increased by 25% of such amount if in the immediately preceding Fiscal Year the ratio of total Funded Indebtedness to EBITDA (adjusted to include EBITDA of Permitted Acquisitions during such year) for the Parent and its Consolidated subsidiaries was less than 3.50:1.00; and provided, further, that
                                                    --------  -------
          $2,000,000 of the amount permitted to be expended with respect to the Fiscal Year ended September 30, 1999 or any Fiscal Year thereafter (as set forth above) may be carried over and may be expended in the immediately succeeding Fiscal Year (but not in any other Fiscal Year).

          2.3 All references to HRCI and MSEI contained in the Credit Agreement and the other Loan Documents (as each may have been or may be amended, restated, modified or supplemented from time to time in accordance with its respective terms) shall hereafter be deemed to mean HRCL and MSSI, respectively.

          2.4 The Credit Agreement is hereby further amended by adding the phrase "or other equity interests" immediately after the following phrases as each appears in the Credit Agreement:

           (i) "capital stock" in paragraph (e) of the "Change of Control" definition;
           (ii) "capital stock" both times it appears in the definition of "Net Worth";
           (iii) "assets or stock" in the second to last line of subsection 2.09(d);
           (iv)  "capital stock" in Section 6.12;
           (v)   "stock" in the second line of Section 7.01;
           (vi)  "capital stock" both times it appears in Section 7.04; and
           (vii) "common or preferred stock" in subsection 7.19 (d).

          2.5 The schedules to the Credit Agreement are hereby amended as set forth on Exhibit A.

     SECTION 3.     AMENDMENTS TO THE PLEDGE AGREEMENT.

          3.1 The Pledgors (as defined in the Pledge Agreement) and the Agent hereby amend Schedule I to the Pledge Agreement by deleting such schedule in its entirety and substituting therefor Schedule I attached hereto.

          3.2 The Pledgors and the Agent hereby amend the Pledge Agreement by adding the phrase "or other equity interests" immediately after the following phrases as each appears in the Pledge Agreement:

           (i)   "capital stock" in clause (a) of Section 1;
           (ii)  "common stock of the issuers" in clause (a) of Section 1;

           (iii)  "capital stock" in clause (f) of Section 3;
           (iv)   "stock" in subsection 5(a)(iii)(b);
           (v)    "capital stock" in subsection 5(a)(iii)(c);
           (vi)   "other securities" in Section 6;
           (vii)  "other securities" in subsection 7(b); and
           (viii) "capital stock" in subsection 7(b).

     SECTION 4.    AMENDMENTS TO SECURITY AGREEMENT - PATENTS AND TRADEMARKS.

     SECTION 1.

          4.1 By executing and delivering this Agreement, MSSI hereby becomes a Grantor under Security Agreement - Patents and Trademarks and agrees to be bound by, and to comply with the terms and provisions of the Security Agreement - Patents and Trademarks in the same manner as if it were an original signatory thereto as a Grantor.

          4.2 Schedules A, B and C to the Security Agreement - Patents and Trademarks are hereby amended by deleting such schedules in their entirety and substituting therefor Schedules A, B, and C attached hereto.

     SECTION 5.    AMENDMENT TO SECURITY AGREEMENT;CONFIRMATION OF SECURITY
                   INTEREST.

          5.1 By executing and delivering this Agreement, MSSI hereby becomes a Grantor under the Security Agreement and agrees to be bound by, and to comply with the terms and provisions of the Security Agreement in the same manner as if it were an original signatory thereto as a Grantor. MSSI hereby confirms the existing grant of a security interest in and lien on the Collateral pursuant to the Security Agreement and further agrees that such security interest and lien are continuing and shall, at all times, continue to be attached, perfected and enforceable pursuant to the terms of the Security Agreement.

          5.2 The Grantors and the Agent hereby amend Schedules I and II to the Security Agreement by deleting such schedules in their entirety and substituting therefor Schedules I and II to the Security Agreement attached hereto.

     SECTION 6.    FURTHER AMENDMENT.

          6.1 The parties hereto agree to negotiate new levels with respect to the covenants set forth in Sections 7.08, 7.09, 7.11, 7.12 and 7.13 of the Credit Agreement. In the event the parties cannot unanimously agree on amendments to all such provisions by October 20, 1998, the Borrowers and Guarantors hereby agree that each such provision with respect to which no agreement has been reached shall remain unchanged.

     SECTION 7.    PURCHASE OF DISNEY ASSETS.

          7.1 The Borrowers and the Lenders hereby agree that amounts paid for the Disney Assets shall not be included in the calculation of Capital Expenditures for the Fiscal Year ending September 30, 1998.

          7.2 The Borrowers and the Lenders hereby agree that the Disney Assets shall not be included in any calculation of Borrowing Base until Sections 7.08, 7.09, 7.11, 7.12 and 7.13 of the Credit Agreement are amended in a manner satisfactory to the Agent and the Lenders.

     SECTION 8.    MODIFICATION OF REPRESENTATION AND WARRANTY.

          8.1 The Lenders and the Borrowers agree that from the date hereof until the earlier to occur of (i) the consummation of the amendments contemplated in Section 6.1 or (ii) October 20, 1998, any representation or warranty made by the Borrowers pursuant to Section 5.01 of the Credit Agreement shall be made without regard to Sections 7.08, 7.09, 7,11, 7.12 and 7.13 of the Credit Agreement.

     SECTION 9.    CONFIRMATION OF LOAN DOCUMENTS

          9.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

          9.2 HRCL hereby confirms that, pursuant to the HRC Merger, it is the successor in interest to all of the assets, liabilities and obligations of HRCI, including, without limitation, the Obligations.

     SECTION 10.   CONDITIONS PRECEDENT

          This Agreement shall become effective upon the execution and delivery of counterparts hereof by all parties hereto and the fulfillment of the following conditions:

          10.1 The Borrowers shall have made a prepayment of the Revolving Credit Loan in the amount of $5,000,000.

          10.2 The Borrowers shall have paid to the Agent (for the ratable benefit of the Lenders) an amendment fee of $120,000.

          10.3 The Agent shall have received a Borrowing Base Certificate dated the date hereof which shall reflect the Borrowing Base after giving effect to the transactions described herein (other than the purchase of the Disney Assets).

          10.4 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

          10.5 The Agent shall have received favorable written opinions of Whitman Breed Abbott & Morgan LLP, counsel to the Borrowers, Guarantors and Grantors, in form and substance satisfactory to the Agent and its counsel.

          10.6 The Agent shall have received (i) the stock certificate evidencing Parent's ownership of MSSI together with a stock power undated and executed in blank and (ii) a certificate from an officer of MSSI that the stock certificate delivered pursuant to clause (i) above represents 100% of the issued and outstanding stock of MSSI.

          10.7 The Agent shall have received (i) a certificate evidencing Parent's ownership of HRCL together with a certificate of power of transfer undated and executed in blank and (ii) a certificate from an officer of HRCL that such certificate delivered pursuant to clause (i) above represents Parent's 100% ownership interest of HRCL.

          10.8 The Lenders shall have received (i) a copy of the certificate or articles of incorporation or organization or other constitutive or charter documents, in each case as amended to date, of each of MSSI and HRCL, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and a certificate as to the good standing of each from such Secretary of State or other official and from the Secretary of State or other official in each other jurisdiction where such person is qualified to do business, in each case dated as of a recent date; (ii) a certificate of the Secretary of each of MSSI and HRCL, dated as of the date hereof and certifying
(A) that attached thereto is a true and complete copy of such person's By-laws or limited liability company agreement, as applicable, as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such person's Board of Directors or managers authorizing the execution, delivery and performance of this Agreement, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such person's certificate or articles of incorporation or constitutive documents has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of such person's officers executing this Agreement; and (iii) a certificate of another of such person's officers as to incumbency and signature of its Secretary.

          10.9  The Lenders shall have received amended and restated Notes.

          10.10 Each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Lenders a first priority perfected security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested. The Agent shall have received evidence satisfactory to it and its counsel of each such filing, registration or recordation.

          10.11 The Agent shall have received a certified copy of the articles of merger filed in connection with the HRC Merger.

          10.12 The Agent shall have received executed copies of the Stock Exchange Agreement and the other documents delivered in connection therewith, including, without limitation, copies of any opinions delivered in connection therewith, and evidence that such agreement is in full force and effect and that the transactions contemplated therein and therewith have been consummated.

          10.13 All legal matters in connection with this Agreement shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

          10.14 The Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that both immediately prior to and after giving effect to the transactions contemplated herein (i) all representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct, (ii) there exists no unwaived Default or Event of Default and (iii) since June 30, 1998, no event has occurred which would result in a Material Adverse Effect.

          10.15 MSEI shall have transferred to Parent all of its right, title and interest in and to the Copyrights, Patents and Trademarks described on Schedules A, B and C to the Security Agreement - Patents and Trademarks, and Parent shall have executed any document or certificate and make any filing necessary to evidence such transfer.

          10.16 The Agent shall have received such other documents as the Lenders or the Agent or Agent's counsel shall reasonably deem necessary.

     SECTION 11.   MISCELLANEOUS

          11.1 The Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

          (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

          11.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          11.3 All references to the Credit Agreement, the Pledge Agreement, the Security Agreement and the Security Agreement - Patents and Trademarks in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Credit Agreement, Pledge Agreement, Security Agreement and Security Agreement - Patents and Trademarks, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

          11.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          11.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          11.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

          11.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.


              [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Agreement as of the date first above written.

                         THE CHASE MANHATTAN BANK, as Agent


                         By:         /s/ Donna M. DiForio
                            --------------------------------
                             Name:   Donna M. DiForio
                             Title:  Vice President

                         THE CHASE MANHATTAN BANK, as Lender


                         By:         /s/ Donna M. DiForio
                            ---------------------------------
                             Name:   Donna M. DiForio
                             Title:  Vice President

                         PNC BANK, NATIONAL ASSOCIATION, as Lender


                         By:         /s/ Michael D. Shover
                            ---------------------------------
                             Name:   Michael D. Shover
                             Title:  Bank Officer

                         WELLS FARGO BANK, N.A., as Lender


                         By:         /s/ Kevin McKhann
                            ---------------------------------
                             Name:   Kevin McKhann
                             Title:  Vice President

                         CIBC, INC., as Lender


                         By:         /s/ Harold Birk
                            ---------------------------------
                             Name:   Harold Birk
                             Title:  Executive Director
                                     CIBC Oppenheimer Corp., as Agent

                         MELLON BANK, N.A., as Lender


                         By:        /s/ George G. Cole, Jr.
                            ------------------------------------------
                             Name:  George G. Cole, Jr.
                             Title: First Vice President

                         MATTHEWS STUDIO EQUIPMENT GROUP,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chairman of the Board/Chief
                                    Executive Officer

                         HOLLYWOOD RENTAL COMPANY, LLC., (as
                          successor by merger to Hollywood Rental Co.,
                         Inc.), as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Manager & Chief Financial Officer

                         MATTHEWS STUDIO ELECTRONICS, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         MATTHEWS ACCEPTANCE CORPORATION,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         DUKE CITY VIDEO, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         HDI HOLDINGS, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chairman of the Board

                         FOUR STAR LIGHTING, INC.,
                         as a Borrower and as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         MATTHEWS STUDIO SALES, INC.,
                         as a Borrower and Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         MATTHEWS STUDIO GROUP CENTERS, INC.
                         (f/k/a Matthews Medical Equipment, Inc.), as a
                         Guarantor


                         By:        /s/ Carlos D. DeMattos
                            ------------------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President

                         KEYLITE HOLDINGS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         REEL WHEELS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         KEYLITE PRODUCTION SERVICES, INC., as
                           a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Financial Officer

                         DUKE CITY HOLDINGS, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  Chief Executive Officer

                         FOUR STAR HOLDING, INC., as a Guarantor


                         By:        /s/ Carlos D. DeMattos
                            -----------------------------------
                            Name:   Carlos D. DeMattos
                            Title:  President